UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2011

GERBER SCIENTIFIC, INC.
(Exact name of Registrant as specified in its charter)

CONNECTICUT	001-05865	06-0640743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 Industrial Park Road West, Tolland, Connecticut		06084
(Address of principal executive offices)		(Zip Code)

	Registrant’s Telephone Number, including area code:
	(860) 870-2890

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Expiration of the “Go Shop” Period

As previously disclosed, on June 10, 2011, Gerber Scientific, Inc., a Connecticut corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vector Knife Holdings (Cayman), Ltd., a newly formed Cayman company (“Parent”) and Knife Merger Sub, Inc., a newly formed Connecticut corporation and wholly owned subsidiary of Parent (“Merger Sub”), which provided for a “go shop” period beginning on the date of the Merger Agreement and continuing through July 25, 2011 (the “Go Shop Period”).

The Merger Agreement provides that, during the Go Shop Period, the Company was permitted to initiate, solicit and encourage alternative acquisition proposals from third parties and provide non-public information to and enter into discussions or negotiations with third parties with respect to alternative acquisition proposals.

At the direction and under the supervision of the Company’s board of directors, RA Capital Advisors, LLC, financial advisor to the Company’s board of directors (“RA Capital”), conducted the “go shop” process on behalf of the Company. Representatives of RA Capital contacted parties that RA Capital advised the Company, based on size and business interests, might be capable of, and might be interested in, pursuing a transaction with the Company. During the Go Shop Period, representatives of RA Capital contacted a total of 31 parties, comprised of 12 strategic parties and 19 private equity firms, to solicit their interest in a possible alternative transaction. In addition, five private equity firms contacted RA Capital regarding a potential interest in acquiring the Company.

Of the 31 parties contacted by RA Capital and the five private equity firms that contacted RA Capital, three private equity firms executed a confidentiality agreement and were granted access to certain non-public information regarding the Company. Ultimately, all three of these private equity firms affirmatively indicated to RA Capital that they were not interested in pursuing a transaction with Company. Despite an active and extensive solicitation of potentially interested parties in connection with the “go shop” process since the announcement of the Merger Agreement, none of the 36 parties, nor any other party, submitted an alternative acquisition proposal to the Company prior to the expiration of the Go Shop Period.

On July 26, 2011, the Company issued a news release announcing the expiration of the Go Shop Period and the absence of any alternative acquisition proposals made to the Company during such period, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Information

The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement regarding the proposed acquisition of the Company by Vector Capital Corporation (“Vector”). Investors and security holders are urged to read the definitive proxy statement relating to such acquisition and any other relevant documents filed with the SEC because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com. In addition, the definitive proxy statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Gerber Scientific, Inc., c/o Investor Relations, 24 Industrial Park Road West, Tolland, CT  06084 USA, telephone: 860-870-2890.

Certain Information Regarding Participants

The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition of the Company by Vector. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which was filed with the SEC on June 29, 2011. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement relating to the proposed acquisition of the Company by Vector. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com.

Forward-looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipates,” “will,” “could,” “should,” “believes,” “expects,” “estimates,” “intends,” “plans,” “projects,” and similar expressions, may identify such forward-looking statements. Such forward-looking statements involve risks and uncertainties regarding the Company's expected financial condition, results of operations and cash flows. For information identifying other important economic, political, regulatory, legal, technological, competitive and other uncertainties, readers are referred to the Company's filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company's forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks include, but are not limited to, delays in the Company’s new product development and commercialization, intense competition in markets for each of the Company’s operating segments, rapid technological advances, availability and cost of raw materials, adverse economic and credit market conditions, volatility in foreign currency exchange rates, fluctuations in interest rates and the parties’ ability to consummate the proposed acquisition of the Company by Vector. Actual future results or events may differ materially from these forward-looking statements. The forward-looking statements contained herein are made as of the date of this filing and the Company expressly disclaims any obligation to update any of these forward-looking statements, except as required by law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following document is furnished herewith as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	News Release dated July 26, 2011 issued by Gerber Scientific, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: July 26, 2011	By:	/s/ William V. Grickis, Jr.
William V. Grickis, Jr. Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News Release dated July 26, 2011 issued by Gerber Scientific, Inc.